Exhibit 10.1

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (as amended, supplemented, or otherwise modified from time to time in accordance with the terms hereof, together with all exhibits and schedules attached hereto or incorporated herein, this “Agreement”) dated January 22, 2020 is made among:

(a)	PG&E Corporation and Pacific Gas and Electric Company, as debtors and debtors in possession (collectively, the “Company” or the “Debtors”);

(b)
(i) the undersigned investment managers or investment advisors on behalf of the funds and accounts managed or advised by them and/or (ii) the undersigned funds and accounts that in each case hold Utility Senior Note Claims (as defined in the Term Sheet) issued by Pacific Gas and Electric Company (the “Consenting Noteholders”); and

(c)
certain funds and accounts managed or advised by Abrams Capital Management, L.P. and certain funds and accounts managed or advised by Knighthead Capital Management, LLC (collectively, the “Shareholder Proponents”).

Each of the Debtors, the Consenting Noteholders, and the Shareholder Proponents, and any subsequent person or entity that becomes a party hereto in accordance with the terms hereof are referred to herein collectively as the “Parties” and each individually as a “Party.”  Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Plan (as defined herein) or in the plan modifications term sheet attached hereto as Exhibit A (the “Term Sheet”).

RECITALS

WHEREAS, on January 29, 2019, the Debtors commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”);

WHEREAS, on February 12, 2019, the United States Trustee appointed the Official Committee of Unsecured Creditors;

WHEREAS, on February 15, 2019, the United States Trustee appointed the Official Committee of Tort Claimants (the “TCC”);

WHEREAS, on September 9, 2019, the Debtors filed the Debtors’ Joint Chapter 11 Plan of Reorganization, as subsequently amended on September 23, 2019, and November 4, 2019 [ECF Nos. 3841, 3966, 4563];

WHEREAS, on October 17, 2019, the TCC and the Ad Hoc Committee of Senior Unsecured Noteholders of Pacific Gas and Electric Company (the “Ad Hoc Committee”) filed and proposed the Joint Chapter 11 Plan of Reorganization of Official Committee of Tort Claimants and Ad Hoc Committee of Senior Unsecured Noteholders [ECF No. 4257] (including any amended or modified version thereof or any other chapter 11 plan proposed by the Ad Hoc Committee, the “Alternative Plan”);

WHEREAS, on December 12, 2019, the Debtors, together with the Shareholder Proponents as plan co-proponents, filed and proposed the Debtors’ and Shareholder Proponents’ Joint Chapter 11 Plan of Reorganization dated December 12, 2019, as amended, to incorporate the terms of the settlement and plan treatment set forth in the Tort Claimants RSA (as defined herein) [ECF No. 5101] (the “Plan”);

WHEREAS, on December 31, 2019, the Ad Hoc Committee filed a motion to reconsider the RSA Orders (as defined herein) [ECF No. 5241] (the “Reconsideration Motion”);

WHEREAS, on January 3, 2020, the Debtors filed an amended motion seeking approval of the Debtors’ entry into exit financing commitment letters [ECF No. 5267], which supplemented a motion seeking substantially the same relief filed on October 23, 2019 [ECF No. 4446] (together, the “Exit Financing Motion”);

WHEREAS, the Parties have engaged in good faith, arm’s length negotiations and agreed to amend the Plan in accordance with the terms and conditions set forth in this Agreement and with the modifications set forth in the Term Sheet (as so amended and modified, the “Amended Plan”) and to file a related disclosure statement (the “Disclosure Statement”);

WHEREAS, in light of the aforementioned agreement, the Parties have agreed to, among other things, and as applicable to each Party, (i) support the Amended Plan, (ii) withdraw the Alternative Plan, (iii) suspend the Reconsideration Motion, (iv) withdraw all discovery issued in connection with the Exit Financing Motion and support the granting of all relief requested in the Exit Financing Motion, and (v) withdraw all briefing with respect to the Subrogation Claim impairment issues; and

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of this Agreement and the Amended Plan.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.            Certain Definitions.  As used in this Agreement, the following terms have the following meanings:

(a)          “Ad Hoc Committee Members” means the members of the Ad Hoc Committee as identified in the Second Amended Verified Statement of Ad Hoc Committee of Senior Unsecured Noteholders Pursuant to Bankruptcy Rule 2019 filed on October 21, 2019 [ECF No. 4369].

(b)        “Agreement Effective Date” means the date on which counterpart signature pages to this Agreement shall have been executed and delivered by (i) the Debtors, (ii) the Shareholder Proponents, and (iii) all holders of Utility Senior Note Claims that executed the AHC Commitment Letter (or any subsequent commitment executed in connection with the Alternative Plan or any proposed modified Alternative Plan) or the funds and accounts managed or advised by such signatories that hold any Claims against or Interests in the Debtors.

(c)         “AHC Commitment Letter” means that certain commitment letter dated October 3, 2019 executed in connection with the Alternative Plan filed by the Ad Hoc Committee on October 17, 2019.

(d)         “Bankruptcy OII” means Investigation 19-09-016 pending before the CPUC.

(e)         “Claim” has the meaning set forth in section 101(5) of the Bankruptcy Code.

(f)          “CPUC” means the California Public Utilities Commission.

(g)         “Credit Rating Agencies” refers to Standard & Poor’s, Moody’s, and Fitch Group and any other person or entity that assigns ratings to bonds or equity interests.

(h)        “Definitive Documents” means the documents (including any related agreements, instruments, schedules, or exhibits) that are necessary or desirable to implement, or otherwise relate to this Agreement, the Amended Plan (including any plan supplements), the Disclosure Statement, any order approving the Disclosure Statement, and any order confirming the Amended Plan, in each case on terms and conditions consistent with the Amended Plan.

(i)          “Expense Reimbursement Cap” means an amount not to exceed $36 million.

(j)          “Effective Date” means the date upon which all of the conditions to the effectiveness of the Amended Plan have been satisfied or waived in accordance with its terms.

(k)        “Public Entities Plan Support Agreement” means the Plan Support Agreements as to treatment of certain claims held by the Public Entities, each dated June 18, 2019, by and among the Debtors and the Public Entities.

(l)        “Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Claims against the Debtors (or enter with customers into long and short positions in Claims against the Debtors), in its capacity as a dealer or market maker in Claims against the Debtors and (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

(m)       “Requisite Consenting Noteholders” means (i) Consenting Noteholders (but in no event less than three Consenting Noteholders) holding at least 50.1% in principal amount of Utility Senior Note Claims held by Consenting Noteholders that are Ad Hoc Committee Members, (ii) with respect to any waiver, modification, amendment or supplement adversely affecting the economic treatment of the class of Utility Impaired Senior Note Claims or Utility Short-Term Senior Note Claims, the Consenting Noteholders holding at least 50.1% in principal amount of the applicable Claims in such class, and (iii) with respect to any waiver, modification, amendment or supplement adversely affecting the economic treatment of the class of Utility Funded Debt Claims, the Consenting Noteholders holding at least 50.1% in principal amount of Utility Funded Debt Claims held by all Consenting Noteholders.

(n)        “RSA Approval Order” means the order, in form and substance reasonably acceptable to each of the Debtors, the Shareholder Proponents, and the Requisite Consenting Noteholders, approving this Agreement and the Parties’ entry into this Agreement, which shall be entered by the Bankruptcy Court no later than the RSA Deadline.

(o)         “RSA Deadline” means February 20, 2020, which date may be amended or extended by agreement of the Debtors, the Shareholder Proponents, and the Requisite Consenting Noteholders.

(p)        “RSA Orders” means the orders entered by the Bankruptcy Court on December 19, 2019, approving the Tort Claimants RSA and the Subrogation Claims RSA [ECF Nos. 5173, 5174].

(q)        “Support Period” means the period commencing on the Agreement Effective Date and ending on the earlier of the (i) date on which this Agreement is terminated in accordance with Section 5 hereof and (ii) the Effective Date of the Amended Plan.

(r)          “Underwriting Fee” means an amount equal to $63 million.

2.           Agreements of the Consenting Noteholders.

(a)         Affirmative Covenants.  Subject to the terms and conditions hereof, for the duration of the Support Period, each Consenting Noteholder, severally and not jointly, and each of its respective controlled affiliates (but specifically excluding portfolio companies that do not hold any Claims against or Interests in the Debtors), employees, its investment managers or investment advisors, shall, and shall direct their respective agents including without limited to its attorneys, advisors, lobbyists, political consultants and media relations consultants (in their capacities as such) to:

(i)          upon entry of the RSA Approval Order, immediately withdraw any participation in and support for the Alternative Plan, and not engage in and oppose all efforts and procedures to in any way pursue, support or solicit acceptances by any creditor of, and seek confirmation, consummation or implementation of any plan other than the Amended Plan, including, without limitation, by means of offering or proposing, directly or indirectly, to finance any plan of reorganization for the Debtors (other than the Amended Plan or as expressly authorized in writing by any Plan Proponent), and in furtherance of the foregoing, the Consenting Noteholders shall (A) after the Agreement Effective Date, direct counsel for the Ad Hoc Committee to file a notice of withdrawal of the Alternative

Plan within one (1) business day of the entry of the RSA Approval Order, (B) promptly after the Agreement Effective Date, direct their counsel and direct (which direction shall not include the provision of an indemnity by any Consenting Noteholder) each Utility Senior Note Indenture Trustee (with respect to each series of notes where the Consenting Noteholders hold the requisite amount of notes to issue such direction (and promptly after such later date when the Consenting Noteholders hold the requisite amount of notes to issue such direction to the extent not the case as of the Agreement Effective Date) and each Consenting Noteholder by executing this Agreement will be deemed to have provided such direction) to request that the Bankruptcy Court hold in abeyance any decision on the make-whole issues during the Support Period, provided, that such direction to a Utility Senior Note Indenture Trustee shall not be required in the event that such Utility Senior Note Indenture Trustee agrees in writing to take such action, and (C) promptly after the Agreement Effective Date, direct their counsel and direct (which direction shall not include the provision of an indemnity by any Consenting Noteholder) each Utility Senior Note Indenture Trustee (with respect to each series of notes where the Consenting Noteholders hold the requisite amount of notes to issue such direction (and promptly after such later date when the Consenting Noteholders hold the requisite amount of notes to issue such direction to the extent not the case as of the Agreement Effective Date) and each Consenting Noteholder by executing this Agreement will be deemed to have provided such direction) to consent to deferral of the entry of a final order on the Bankruptcy Court’s decision on the post-petition interest issues to the entry of the Confirmation Order provided, that such direction to a Utility Senior Note Indenture Trustee shall not be required in the event that such Utility Senior Note Indenture Trustee agrees in writing to take such action;

(ii)     immediately direct counsel for the Ad Hoc Committee to suspend the Reconsideration Motion for the duration of the Support Period, and oppose any and all efforts and procedures to terminate, vacate or modify the Tort Claimants RSA, the Subrogation Claims RSA, or the Public Entities Plan Support Agreements, and withdraw the Reconsideration Motion with prejudice upon the occurrence of the Effective Date;

(iii)   immediately withdraw all discovery issued in connection with the Exit Financing Motion, file a statement (in form and substance reasonably satisfactory to the Debtors) supporting the granting of all relief requested in the Exit Financing Motion and oppose any and all efforts and procedures to object to or undermine or delay approval of the relief sought by the Exit Financing Motion;

(iv)   immediately file motion(s) for leave to withdraw all filings submitted in any proceeding before the CPUC involving the Debtors and cease participation in any proceeding before the CPUC involving the Debtors, other than observing as a party in interest, and diligently prosecute such motion(s);

(v)   subject to the receipt by such Consenting Noteholder of the Disclosure Statement, as approved by the Bankruptcy Court as having adequate information in accordance with section 1125 of the Bankruptcy Code, and other solicitation materials in respect of the Amended Plan, vote or cause to be voted all of its Claims against and Interests in the Debtors to accept the Amended Plan by delivering duly executed and completed ballots accepting the Amended Plan on a timely basis within ten (10) business days of the commencement of the solicitation of the Amended Plan (or, in the case of voting through an intermediary, directing such intermediary to return such executed and completed ballots within such timeframe); provided that such vote shall be immediately revoked by each Consenting Noteholder and deemed void ab initio upon termination of this Agreement in accordance with the terms hereof by the Requisite Consenting Noteholders, before the consummation of the Amended Plan;

(vi)    (A) refrain from filing any claim for substantial contribution pursuant to section 503 of the Bankruptcy Code or otherwise in the Chapter 11 Cases (a “Substantial Contribution Claim”), unless a bar date that requires the filing of such Substantial Contribution Claim during the Support Period is established by the Bankruptcy Court, (B) refrain from prosecuting any Substantial Contribution Claim during the Support Period if such Substantial Contribution Claim has been filed, and (C) waive any Substantial Contribution Claim effective upon the occurrence of the Effective Date;

(vii)   upon execution of this Agreement or execution of any Joinder Agreement (as herein defined), and promptly upon written request by the Debtors, disclose to the Debtors (on a confidential basis) such Consenting Noteholder’s holdings of Utility Senior Notes (separated by aggregate Utility Impaired Senior Note Claims, Utility Reinstated Senior Note Claims, and Utility Short-Term Senior Note Claims) and Utility Funded Debt Claims; and

(viii)  act in good faith and take (and cause its agents, representatives and employees to take) all actions as may be requested by the Debtors or the Shareholder Proponents that are reasonably necessary or appropriate and all actions required by the Bankruptcy Court to support and achieve confirmation of the Amended Plan and consummation of all transactions and implementation steps provided for or contemplated in this Agreement and the Amended Plan.

(b)         Negative Covenants.  Subject to the terms and conditions hereof, for the duration of the Support Period, each Consenting Noteholder, severally and not jointly, and each of its controlled affiliates (but specifically excluding portfolio companies that do not hold any Claims against or Interests in the Debtors), employees and its investment managers or investment advisors shall not, and shall direct their respective agents including without limitation their attorneys, advisors, lobbyists, political consultants and media relations consultants (in their capacities as such) to not:

(i)     object to, delay, impede, or take any other action to interfere with approval of the Disclosure Statement, the solicitation of votes to accept the Amended Plan, confirmation, or implementation of the Amended Plan;

(ii)    directly or indirectly (A) solicit approval or acceptance of, encourage, propose, file, support, participate in the formulation of or vote for, any restructuring, sale of assets, merger, workout, or plan of reorganization for the Debtors other than the Amended Plan, including, without limitation, the Alternative Plan or any other plan of reorganization, and (B) propose or provide financing for any restructuring, sale of assets, merger, workout, or plan of reorganization for the Debtors (other than as expressly authorized in writing by any Plan Proponent);

(iii)   change or withdraw (or cause to be changed or withdrawn) any vote cast pursuant to Section 2(a)(v) above;

(iv)     submit or file any pleading in the Chapter 11 Cases or any proceeding before the CPUC or FERC involving the Debtors unless such submission or filing has been previously authorized in writing by counsel to the Debtors and counsel to the Shareholder Proponents, other than a filing required by a Consenting Noteholder to enforce its rights (A) under this Agreement, and (B) with respect to the liquidation and/or allowance of a General Unsecured Claim or Fire Victim Claim in the Chapter 11 Cases;

(v)     file, publish, circulate or otherwise distribute any pleading or make, issue, publish, or communicate any critical, disparaging, derogatory, defamatory, or negative statement to anyone relating to the Debtors, a Shareholder Proponent (only with respect to a Shareholder Proponent in the context of the Debtors and their affairs), this Agreement, the Amended Plan, the Alternative Plan, the Tort Claimants RSA, the Subrogation Claims RSA, the Public Entities Plan Support Agreements and the Exit Financing Motion without prior written authorization from counsel to the Debtors and counsel to the Shareholder Proponents;

(vi)   between the Agreement Effective Date and the entry of the RSA Approval Order, prosecute, advance, or further an Alternative Plan in any manner or pursue any action in furtherance or support of the Alternative Plan or any other restructuring, sale of assets, merger, workout or plan of reorganization for the Debtors (other than as expressly authorized in writing by any Plan Proponent); or

(vii)   otherwise take any action that could reasonably be expected to or would interfere with, delay, impede, or postpone the solicitation of acceptances, confirmation, consummation, or implementation of the Amended Plan or the transactions contemplated in the Amended Plan and this Agreement.

(c)       Transfers.  During the Support Period, each Consenting Noteholder and each Shareholder Proponent agrees, solely with respect to itself, that such Consenting Noteholder and such Shareholder Proponent shall not sell, transfer, loan, issue, pledge, hypothecate, assign, or otherwise dispose of (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Claims, unless the transferee thereof either (i) is a Consenting Noteholder or (ii) before or substantially contemporaneously with such Transfer, agrees in writing for the benefit of the Parties to become a Consenting Noteholder and to be bound by all of the terms of this Agreement applicable to Consenting Noteholders, by executing a joinder agreement substantially in the form attached hereto as Exhibit B (a “Joinder Agreement”), and delivering an executed copy thereof within three (3) business days after such execution to (1) Weil, Gotshal & Manges LLP, counsel to the Debtors, (2) Jones Day, counsel to the Shareholder Proponents and (3) Akin Gump Strauss Hauer & Feld LLP, counsel to the Ad Hoc Committee, in which event (x) the transferee shall be deemed to be a Consenting Noteholder to the extent of such transferred rights and obligations and (y) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations.  Notwithstanding anything contained herein to the contrary, during the Support Period, a Consenting Noteholder may Transfer any or all of its Claims without complying with the procedures set forth herein to any entity that, as of the date of Transfer, controls, is controlled by or is under common control with such Consenting Noteholder; provided that the transferee shall be deemed to be a Consenting Noteholder and bound by all of the terms of this Agreement applicable to Consenting Noteholders.

Each Consenting Noteholder agrees that any Transfer of any Claims that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the Debtors shall have the right to enforce the voiding of such Transfer.  This Agreement shall in no way be construed to preclude any Consenting Noteholder from acquiring additional Claims against the Debtors; provided, that, (i) any such additional Claims automatically shall be subject to all of the terms of this Agreement and (ii) each such Consenting Noteholder agrees that such additional Claims shall be subject to this Agreement.  Notwithstanding this Section 2(c), any Consenting Noteholder may Transfer its Claims against the Debtors to an entity that is acting in its capacity as a Qualified Marketmaker without the requirement that such Qualified Marketmaker execute and deliver a Joinder Agreement in respect of such Claims against the Debtors; provided that, such Qualified Marketmaker subsequently Transfers such Claims against the Debtors within ten (10) Business Days of its acquisition of such Claims to a transferee that is or becomes (by executing and delivering a Joinder Agreement in accordance with this Section 2(c)) a Consenting Noteholder at the time of such Transfer and (ii) if such Qualified Marketmaker fails to comply with its obligations in this Section 2(c)(i), such Qualified Marketmaker shall be required to, and shall be deemed to be without further action, a Consenting Noteholder hereunder solely with respect to such Claims and shall be obligated to vote such Claims in favor of the Amended Plan; provided, that, the Qualified Marketmaker shall automatically, and without further notice or action, no longer be a Consenting Noteholder with respect to such Claims at such time that the transferee of such Claims becomes a Consenting Noteholder with respect to such Claims.  To the extent any Consenting Noteholder is acting in its capacity as a Qualified Marketmaker, it may Transfer any Claims that it acquires from a holder of such Claims that is not a Consenting Noteholder without the requirement that the transferee be or become a Consenting Noteholder subject to the requirements of Section 2(c)(i) above.  Notwithstanding anything to the contrary in this Agreement, the restrictions on Transfer in this Section 2(c) shall not apply to the grant of any liens or encumbrances on any Claims in favor of a broker-dealer holding custody of such Claims in the ordinary course of business and which lien or encumbrance is released upon the Transfer of such Claims (which Transfer shall comply with the requirements of this Section 2(c)).

3.           Agreements of the Debtors.

(a)         Affirmative Covenants.  Subject to the terms and conditions hereof, for the duration of the Support Period, each of the Debtors shall and shall direct its attorneys, advisors and agents to:

(i)      file a motion seeking approval of this Agreement (and provide counsel to the Ad Hoc Committee an opportunity to review such motion prior to filing) and entry of the RSA Approval Order not later than three (3) business days after the Agreement Effective Date and use commercially reasonable efforts to obtain entry of the RSA Approval Order, including requesting an order shortening time to hold a hearing on the motion seeking entry of the RSA Approval Order no later than February 5, 2020;

(ii)     use commercially reasonable efforts to file the Amended Plan with the Bankruptcy Court no later than February 1, 2020;

(iii)   use commercially reasonable efforts to obtain confirmation of the Amended Plan as soon as reasonably practicable in accordance with the Bankruptcy Code and the Bankruptcy Rules and on terms consistent with this Agreement;

(iv)   use their best efforts, which shall not require the Debtors to pay any consideration, breach any obligations, or otherwise violate the terms of any Backstop Commitment Letter, to cause various Backstop Parties to transfer (whether by assignment, participation, or otherwise) to Consenting Noteholders that were parties to the AHC Commitment Letter and any Consenting Noteholders that were offered the opportunity to participate in any subsequent commitment in connection with the Alternative Plan, their rights (subject to Section 7 hereof) (including the right to receive fees thereunder) and obligations under applicable Backstop Commitment Letters relating to up to $2 billion of commitments;

(v)     so long as this Agreement has not been terminated, on the Effective Date, the Debtors shall pay each Consenting Noteholder that holds Utility Impaired Senior Notes and has executed this Agreement prior to the entry of the RSA Approval Order and remains a party to this Agreement as of the Effective Date, its pro rata share of the Underwriting Fee;

(vi)   so long as this Agreement has not been terminated, on the Effective Date, the Debtors shall pay each Consenting Noteholder that has incurred professional fees as a member of the Ad Hoc Committee, the lesser of (A) the amount of professional fees and expenses it has incurred as a member of the Ad Hoc Committee or (B) its pro rata share of the Expense Reimbursement Cap based upon the amount of professional fees actually paid by such Consenting Noteholder as of the Effective Date; and

(vii)   do all things reasonably necessary and appropriate in furtherance of confirming the Amended Plan and the transactions contemplated thereby in accordance with, and within the time frames contemplated by, this Agreement, in each case to the extent consistent with, upon the advice of counsel, the fiduciary duties of the board of directors or managers (or comparable governing body), members, or partners, as applicable, of the Debtors; provided that the Debtors shall not be obligated to agree to any modification of any document that is inconsistent with the Amended Plan.

(b)         Negative Covenants.  Subject to the terms and conditions hereof, for the duration of the Support Period, each of the Debtors shall not and shall direct its attorneys, advisors and agents not to, directly or indirectly:

(i)       propose, pursue, or support any other plan or confirmation order that does not incorporate the treatment for the Utility Senior Note Claims that is set forth in the Term Sheet;

(ii)     propose, support, solicit, encourage, or participate in any chapter 11 plan or settlement of the Utility Senior Note Claims other than as set forth herein;

(iii)    request that the Bankruptcy Court reinstate the Debtors’ exclusive periods to file and solicit a plan of reorganization, provided that nothing herein shall preclude the Debtors from further extending their exclusive periods as to any plan with respect to which the Debtors are a proponent (but excluding a reinstatement of the exclusive periods with respect to the Ad Hoc Committee);

(iv)   directly or indirectly, take any actions, or fail to take any actions, where such taking or failing to take actions would be, in either case, (A) inconsistent with this Agreement or (B) otherwise inconsistent with, or reasonably expected to prevent, interfere with, delay or impede the implementation or consummation of, the Amended Plan;

(v)    file, publish, circulate or otherwise distribute any pleading or make, issue, publish, or communicate any critical, disparaging, derogatory, defamatory, or negative statement to anyone relating to this Agreement, the Amended Plan or any Consenting Noteholder (only with respect to a Consenting Noteholder in the context of the Debtors and their affairs) without prior written authorization from counsel to the Ad Hoc Committee; or

(vi)    directly or indirectly, encourage any entity to undertake any action prohibited by this Section 3(b).

(c)       Acknowledgement.  The Debtors hereby acknowledge and agree that upon entry of the RSA Approval Order, the AHC Commitment Letter will be deemed terminated in its entirety and as to all parties thereto.

4.          Agreements of the Shareholder Proponents.

(a)        Affirmative Covenants.  Subject to the terms and conditions hereof, for the duration of the Support Period, each Shareholder Proponent, severally and not jointly, shall and shall direct each of its attorneys, advisors and agents to:

(i)          use commercially reasonable efforts to assist the Debtors in filing the Amended Plan;

(ii)       use commercially reasonable efforts to assist the Debtors in obtaining confirmation of the Amended Plan as soon as reasonably practicable in accordance with the Bankruptcy Code and the Bankruptcy Rules and on terms consistent with this Agreement; and

(iii)      subject to the receipt by such Shareholder Proponent of the Disclosure Statement, as approved by the Bankruptcy Court as having adequate information in accordance with section 1125 of the Bankruptcy Code, and other solicitation materials in respect of the Amended Plan, vote or cause to be voted all of its Claims and Interests against the Debtors to accept the Amended Plan by delivering its duly executed and completed ballots accepting the Amended Plan on a timely basis; provided that such vote shall be immediately revoked by such Shareholder Proponent and deemed void ab initio upon termination of this Agreement in accordance with the terms hereof by the Shareholder Proponents, before the consummation of the Amended Plan.

(b)          Negative Covenants.  Subject to the terms and conditions hereof, for the duration of the Support Period, each Shareholder Proponent, severally and not jointly, shall not and shall direct each of its attorneys, advisors and agents not to, directly or indirectly:

(i)      propose, pursue, or support any other plan or confirmation order that does not incorporate the treatment for the Utility Senior Note Claims that is set forth in the Term Sheet;

(ii)     propose, support, solicit, encourage, or participate in any chapter 11 plan or settlement of the Utility Senior Note Claims other than as set forth herein;

(iii)    change or withdraw (or cause to be changed or withdrawn) any vote cast pursuant to Section 4(a)(iii) above;

(iv)    request that the Bankruptcy Court reinstate the Debtors’ exclusive periods to file and solicit a plan of reorganization;

(v)    directly or indirectly, take any actions, or fail to take any actions, where such taking or failing to take actions would be, in either case, (A) inconsistent with this Agreement or (B) otherwise inconsistent with the Shareholder Proponents’ obligations contained in this Agreement, or reasonably expected to prevent, interfere with, delay or impede the implementation or consummation of, the Amended Plan; or

(vi)   file, publish, circulate or otherwise distribute any pleading or make, issue, publish, or communicate any critical, disparaging, derogatory, defamatory, or negative statement to anyone relating to the this Agreement, the Amended Plan or a Consenting Noteholder (only with respect to a Consenting Noteholder in the context of the Debtors and their affairs) without prior written authorization from counsel to the Ad Hoc Committee; or

(vii)   directly or indirectly, encourage any entity to undertake any action prohibited by this Section 4(b).

5.          Termination.

(a)       Automatic Termination.  This Agreement will terminate automatically if the Effective Date of the Amended Plan does not occur on or prior to (i) September 30, 2020 or (ii) such later outside date approved by the Bankruptcy Court but in no event later than December 31, 2020.

(b)        Creditor Termination Events.  The Requisite Consenting Noteholders may terminate this Agreement upon delivery of written notice to the Debtors and the Shareholder Proponents at any time after the occurrence of or during the continuation of any of the following events (each, a “Creditor Termination Event”):

(i)      the breach by the Debtors or the Shareholder Proponents of any of their material obligations, representations, warranties, or covenants set forth in this Agreement;

(ii)     the treatment of any Utility Senior Note Claim or Utility Funded Debt Claim in the Amended Plan is, or is modified to be, inconsistent in any material respect (it being acknowledged that any change to the interest rate, maturity or security with respect to the New Utility Funded Debt Exchange Notes, the New Utility Long-Term Notes or the New Utility Short-Term Notes, the payment of the Underwriting Fee and the Expense Reimbursement Cap, and the payment of other reasonable fees and expenses to the extent provided in this Agreement or the Term Sheet shall be deemed material) with the terms of this Agreement and the Term Sheet;

(iii)    Backstop Commitment Letters representing a majority of the Aggregate Backstop Commitment Amount outstanding at the applicable time are terminated;

(iv )    the Confirmation Order is not entered on or before June 30, 2020;

(v)    the issuance of a preliminary or permanent injunction by a court of competent jurisdiction (including, without limitation, an order of the Bankruptcy Court which has not been stayed) declaring the Amended Plan or any material portion thereof (in each case, to the extent it relates to the terms hereof) to be unenforceable or otherwise restricting the consummation of any such material portion of the Amended Plan, and such ruling, judgment, or order has not been stayed, reversed, or vacated, within fifteen (15) calendar days after issuance;

(vi)     a final and non-appealable order has been entered in the Bankruptcy OII that rejects the Amended Plan;

(vii)   the Debtors fail to achieve an investment grade rating on the New Utility Funded Debt Exchange Notes, the New Utility Long-Term Notes, the New Utility Short-Term Notes and the notes related to the Utility Reinstated Senior Note Claims from at least one of Standard & Poor’s or Moody’s, on the Effective Date;

(viii)  the Bankruptcy Court has entered a final and non-appealable order authorizing a sale of the Debtors’ gas and electric assets to the State of California or its designee;

(ix)    the CPUC has revoked or terminated the Utility’s Certificate of Public Convenience and Necessity;

(x)     a trustee under section 1104 of the Bankruptcy Code or an examiner with expanded powers shall have been appointed in the Chapter 11 Cases; or

(xi)    an order for relief under chapter 7 of the Bankruptcy Code shall have been entered in the Chapter 11 Cases, or the Chapter 11 Cases shall have been dismissed, in each case by order of the Bankruptcy Court.

Notwithstanding the foregoing, if the asserted Creditor Termination Event is curable and arises under Section 5(b)(iii), the Debtors shall have thirty (30) days from the receipt of such written notice of termination from the Requisite Consenting Noteholders specifying such Creditor

Termination Event to cure such purported Creditor Termination Event, and if the asserted Creditor Termination Event is curable and arises under any other provision of Section 5(b), the Debtors and the Shareholder Proponents shall have ten (10) days from the receipt of such written notice of termination from the Requisite Consenting Noteholders specifying such purported default and Creditor Termination Event to cure such purported Creditor Termination Event and, in each case, no termination of this Agreement shall be effective unless and until the expiration of the applicable period without such purported default and Creditor Termination Event being waived or cured.

(c)        Plan Proponent Termination.  The Debtors or the Shareholder Proponents may terminate this Agreement, in each case, upon delivery of written notice to the Requisite Consenting Noteholders and counsel to the Ad Hoc Committee upon (each, a “Proponent Termination Event”):

(i)     the material breach by any Consenting Noteholder then party to this Agreement of any of their undertakings, obligations, representations, warranties, or covenants set forth in this Agreement (it is acknowledged that a breach of the provisions in Sections 2, 7, 8(b), 8(c), 8(d), and 8(f) shall be deemed to be material); provided, that, except as provided in Section 5(c)(ii) below, any such termination by reason of this Section 5(c)(i) shall be only with respect to the applicable breaching Consenting Noteholder(s) and this Agreement shall remain in full force and effect as to the other Parties hereto as of such time;

(ii)  the material breach by any Consenting Noteholder that executed the AHC Commitment Letter of any of their undertakings, obligations, representations, warranties, or covenants set forth in this Agreement (it is acknowledged that a breach of the provisions in Sections 2, 7, 8(b), 8(c), 8(d), and 8(f) shall be deemed to be material);

(iii)   in the event that the Consenting Noteholders do not hold, in the aggregate, more than (A) 66.7% of the aggregate principal amount of Utility Impaired Senior Note Claims and (B) 66.7% of the aggregate principal amount of Utility Short-Term Senior Note Claims, in each case, by 5:00 p.m. Pacific time on January 28, 2020;

(iv)   the issuance, promulgation, or enactment by any governmental entity, including any regulatory or licensing authority or court of competent jurisdiction (including, without limitation, an order of the Bankruptcy Court which has not been stayed), of any statute, regulation, ruling or order declaring the Amended Plan or any material portion thereof (in each case, to the extent it relates to the terms hereof) to be unenforceable or enjoining or otherwise restricting the consummation of any such material portion of the Amended Plan, and such ruling, judgment, or order has not been stayed, reversed, or vacated, within fifteen (15) calendar days after issuance;

(v)     a trustee under section 1104 of the Bankruptcy Code or an examiner with expanded powers shall have been appointed in the Chapter 11 Cases; or

(vi)    an order for relief under chapter 7 of the Bankruptcy Code shall have been entered in the Chapter 11 Cases, or the Chapter 11 Cases shall have been dismissed, in each case by order of the Bankruptcy Court.

Notwithstanding the foregoing, if the asserted Proponent Termination event is curable, other than the Proponent Termination Event in Section 5(c)(iii), the Consenting Noteholder(s) shall have ten (10) days from the receipt of any such written notice of termination from the Debtors or the Shareholder Proponents specifying such purported default and Proponent Termination Event to cure such purported default and Proponent Termination Event under this section and no termination of this Agreement shall be effective unless and until the expiration of such ten (10) day period without such purported default and Proponent Termination Event being waived or cured.

(d)         Termination Generally.

(i)      No Party may terminate this Agreement based on an event caused by such Party’s own failure to perform or comply in all material respects with the terms and conditions of this Agreement (unless such failure to perform or comply arises as a result of another Party’s actions or inactions).

(ii)   Upon termination of this Agreement in accordance with this Section 5 (except for a termination as to an individual Consenting Noteholder pursuant to Section 5(c)(i)), all Parties shall be released from any prospective commitments, undertakings, and agreements under or related to this Agreement other than obligations under this Agreement which by their terms expressly survive termination.

(iii)    Termination of this Agreement does not relieve any party from liability for its breach of this Agreement prior to such termination.

6.           Definitive Documents; Good Faith Cooperation; Further Assurances.

Each Party hereby covenants and agrees to cooperate with each other in good faith in connection with, and shall exercise commercially reasonable efforts with respect to, the pursuit, approval, implementation, and consummation of the transactions contemplated by this Agreement and the Amended Plan as well as the negotiation, drafting, execution, and delivery of the Definitive Documents.  Furthermore, subject to the terms hereof, each of the Parties shall take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement.  The Debtors and the Shareholder Proponents will provide Akin Gump Strauss Hauer & Feld LLP, counsel to the Ad Hoc Committee, with advance drafts of the Amended Plan, or any subsequent amendment or modification that modifies or amends the treatment of any Utility Senior Notes.  For the avoidance of doubt, nothing herein shall require any Consenting Noteholder to provide any documentation or information to any regulatory or self-regulatory body having jurisdiction over the Debtors or such Consenting Noteholder other than information that is already included in this Agreement or is otherwise in the public domain.

7.           Backstop Commitment Letters.

If a Consenting Noteholder or its affiliate that was not a Backstop Party on or before January 10, 2020, becomes a Backstop Party (whether by assignment, participation, or otherwise)

(such party a “Subsequent Noteholder Backstop Party”), then such Subsequent Noteholder Backstop Party agrees that its Backstop Commitment Letter shall provide that:

(a)           all references to the Plan (as such term is defined in the Backstop Commitment Letter) shall be modified to refer to the Amended Plan;

(b)          in the case of any termination right or condition that may only be asserted upon action of holders of at least a majority of the Backstop Commitments, such Subsequent Noteholder Backstop Party may only assert such termination right or condition if Backstop Parties, other than Subsequent Noteholder Backstop Parties, having Backstop Commitments representing at least a majority of the Backstop Commitments (without regard to Backstop Commitment Amounts for all Subsequent Noteholder Backstop Parties) also exercise such termination right;

(c)          in the case of any waiver, amendment or consent request, such Subsequent Noteholder Backstop Party shall be deemed to have granted such waiver, amendment or consent with respect to all Backstop Commitments held by it if Backstop Parties, other than Subsequent Noteholder Backstop Parties, having Backstop Commitments representing at least (1) for purposes of Sections 11(a)(i) and 11(b) of the applicable Backstop Commitment Letter, a majority, (2) for purposes of Sections 11(a)(ii) and 11(c) of the applicable Backstop Commitment Letter, 60%, and (3) for purposes of Section 5(s) of the applicable Backstop Commitment Letter, 66 2/3%, in each case of the Backstop Commitments (without regard to Backstop Commitment Amounts for all Subsequent Noteholder Backstop Parties) grant such waiver, amendment or consent request; provided, that, such provisions will not apply to amendments, waivers or terminations within the provisions of Sections 11(a)(i)(A), 11(a)(i)(B), or 11(a)(i)(D) of the applicable Backstop Commitment Letter;

(d)          except as provided in Section 7(e) below, in the case of any termination right that may be exercised individually, such Subsequent Noteholder Backstop Party may not exercise such termination right with respect to any Backstop Commitment held by it unless Backstop Parties, other than Subsequent Noteholder Backstop Parties, holding at least 50% of the other Backstop Commitments (without regard to Backstop Commitment Amounts for all Subsequent Noteholder Backstop Parties) also exercise such termination right; and

(e)       notwithstanding anything to the contrary in the Backstop Commitment Letter or this Agreement, such Subsequent Noteholder Backstop Party may terminate any Backstop Commitment held by it in the event that this Agreement is terminated with respect to such Subsequent Backstop Party or all Consenting Noteholders for any reason;

provided that in each case of (b), (c) and (d) no such termination or consent right, waiver, amendment or modification shall have a disproportionate effect on Subsequent Noteholder Backstop Parties (in their capacity as Backstop Parties) as compared to other Backstop Parties.

8.           Mutual Representations and Warranties.

Each of the Parties, severally and not jointly, represents and warrants to each other Party that the following statements are true, correct, and complete as of the date hereof (or, if later, the date that such Party first became or becomes a Party) but, solely with respect to the Debtors, subject to any limitations or approvals arising from, or required by, the commencement of the Chapter 11 Cases:

(a)        it is validly existing and in good standing under the laws of the state of its organization, and this Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(b)         except as expressly provided in this Agreement or as may be required for disclosure by the SEC, no material consent or approval of, or any registration or filing with, any governmental authority or regulatory body is required for it to carry out and perform its obligations under this Agreement and the Amended Plan;

(c)         it has all requisite organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement and the Amended Plan;

(d)         the execution and delivery by it of this Agreement, and the performance of its obligations hereunder, have been duly authorized by all necessary organizational action on its part;

(e)          it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement; and

(f)        the execution, delivery, and performance by such Party of this Agreement does not and will not (i) violate any provision of law, rule, or regulation applicable to it or any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries, (ii) conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under any material debt for borrowed money to which it or any of its subsidiaries is a party, or (iii) violate any order, writ, injunction, decree, statute, rule, or regulation.

9.         Amendments.  Except as otherwise expressly set forth herein, this Agreement (including any exhibits or schedules hereto and thereto) may not be waived, modified, amended, or supplemented except in a writing signed by the Debtors, the Shareholder Proponents, and the Requisite Consenting Noteholders, provided, that any modification, amendment, or change to the definition of “Requisite Consenting Noteholders” shall require the written consent of each Consenting Noteholder (which may be given by its attorney).  In the event that a materially adversely affected Consenting Noteholder does not consent to a waiver, change, modification, or amendment to this Agreement requiring the consent of such Consenting Noteholder (“Non-Consenting Noteholders”), but such waiver, change, modification, or amendment receives the consent of the Requisite Consenting Noteholders, this Agreement shall be deemed to have been terminated only as to such Non-Consenting Noteholder, and this Agreement shall continue in full force and effect in respect to all other Consenting Noteholder.  Notwithstanding the foregoing, the Debtors may amend, modify, or supplement the Amended Plan from time to time without the consent of any Consenting Noteholder to cure any ambiguity, defect (including any technical defect), or inconsistency, provided, that any such amendments, modifications, or supplements do not materially adversely affect the rights, interests, or treatment of the Consenting Noteholders under this Agreement or the Amended Plan (it being acknowledged that any change to the interest rate, maturity or security with respect to the New Utility Funded Debt Exchange Notes, the New Utility Long-Term Notes or the New Utility Short-Term Notes shall be deemed material).

10.         Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)          This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of California and applicable federal law, without giving effect to the conflicts of law principles thereof.

(b)         Each Party irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns shall be brought and determined in the Bankruptcy Court and each Party hereby irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, Courts of the State of California and of the United States District Court of the Northern District of California, and any appellate court from any thereof, for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement.  Each Party further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient.  Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding arising out of or relating to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the Bankruptcy Court as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of such court or from any legal process commenced in such court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the proceeding in such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such court.

(c)       EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.       Specific Performance/Remedies.  The Parties understand and agree that money damages would be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (including attorneys’ fees and costs) as a remedy of any such breach, without the necessity of proving the inadequacy of money damages as a remedy.  Each Party hereby waives any requirement for the security or posting of any bond in connection with such remedies.

12.       Survival.  Notwithstanding the termination of this Agreement pursuant to Section 5 hereof, Sections 10-22 shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

13.       Headings.  The headings of the sections, paragraphs, and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

14.       Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators, and representatives; provided that nothing contained in this Section 14 shall be deemed to permit Transfers of the Claims, or any Claims other than in accordance with the express terms of this Agreement.

15.        Several, Not Joint, Obligations.  The agreements, representations, warranties, and obligations of the Parties under this Agreement are, in all respects, several and not joint.

16.       Relationship Among Parties.  Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary hereof.  No Party shall have any responsibility for any trading by any other entity by virtue of this Agreement.  No prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this understanding and agreement.  The Parties, other than the Shareholder Proponents, have no agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any equity securities of the Debtors and do not constitute a “group” within the meaning of Rule 13d-5 under the Securities Act, as amended.

17.       Prior Negotiations; Entire Agreement.  This Agreement, including the exhibits and schedules hereto (including the Term Sheet), constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof.

18.       Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.  Execution copies of this Agreement delivered by facsimile or PDF shall be deemed to be an original for the purposes of this paragraph.

19.        Notices.  All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, facsimile, courier or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

(a) If to the Debtors, to:

PG&E Corporation
77 Beale Street

San Francisco, CA 94105
Attention: Janet Loduca

With a copy to:

Weil, Gotshal & Manges LLP 767 Fifth Avenue
New York, NY 10153
Attention: Stephen Karotkin, Jessica Liou, and Matthew Goren
(stephen.karotkin@weil.com, jessica.liou@weil.com, matthew.goren@weil.com)

- and -

Cravath, Swaine & Moore LLP 825 8th Avenue
New York, NY 10019
Attention: Kevin Orsini and Paul Zumbro (korsini@cravath.com, pzumbro@cravath.com)

(b) If to the Shareholder Proponents:

Jones Day
555 South Flower Street
Fiftieth Floor
Los Angeles, California
Attn: Bruce Bennett and Joshua Mester
(bbennett@jonesday.com, jmester@jonesday.com)

(c) If to a Consenting Noteholder, to the address listed on the signature page for such Consenting Noteholder.

With a copy to:

Akin Gump Strauss Hauer & Feld LLP
One Bryan Park
New York, New York
Attention: Michael S. Stamer and David H. Botter
(mstamer@akingump.com, dbotter@akingump.com)

Any notice given by delivery, mail, or courier shall be effective when received.  Any notice given by facsimile or electronic mail shall be effective upon oral, machine, or electronic mail (as applicable) confirmation of transmission.

20.        No Solicitation; Adequate Information.  This Agreement is not and shall not be deemed to be a solicitation for consents to the Amended Plan.  The votes of the holders of Claims against and Interests in the Debtors will not be solicited until such holders who are entitled to vote on the Amended Plan have received the Amended Plan, the Disclosure Statement, as approved by the Bankruptcy Court as having adequate information in accordance with section 1125 of the Bankruptcy Code, and related ballots, and other required solicitation materials.  In addition, this Agreement does not constitute an offer to issue or sell securities to any person or entity, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful.

21.          Severability.  If any provision of this Agreement, or the application of any such provision to any person or entity or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  Further, it is the intention of the parties that nothing in this Agreement shall obligate any party to make a filing with the Securities and Exchange Commission pursuant to Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.  Upon any such determination of invalidity or a requirement to file, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

22.          Interpretation; Rules of Construction; Representation by Counsel. When a reference is made in this Agreement to a Section, Exhibit, or Schedule, such reference shall be to a Section, Exhibit, or Schedule, respectively, of or attached to this Agreement unless otherwise indicated.  Unless the context of this Agreement otherwise requires, (a) words using the singular or plural number also include the plural or singular number, respectively, (b) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement, (c) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation,” and (d) the word “or” shall not be exclusive and shall be read to mean “and/or.”  The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding, or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

23.        Additional Consenting Noteholders.  Any holder of a Utility Senior Note Claim or Utility Funded Debt Claim may at any time become a party to this Agreement as a Consenting Noteholder (a “Joining Party”) by executing a Joinder Agreement, pursuant to which such Joining Party represents and warrants to the Debtors, the Shareholder Proponents, and the other Consenting Noteholders that it agrees to be bound by the terms of this Agreement as a Consenting Noteholder hereunder.

24.         Effectiveness.  Except as set forth in the immediately succeeding sentence, this Agreement shall be effective and binding on all Parties on the Agreement Effective Date.  Upon the Agreement Effective Date and until the earlier of entry of the RSA Approval Order and the RSA Deadline, the Debtors, the Shareholder Proponents, and the Consenting Noteholders shall proceed in good faith to seek Bankruptcy Court approval of this Agreement and the Parties shall not, directly or indirectly, propose, file, support, solicit, encourage or participate in any chapter 11 plan or settlement of Utility Senior Note Claims other than as set forth herein.  This Agreement shall be null and void, and of no further force or effect, if the RSA Approval Order is not entered by the RSA Deadline.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacities as officers of the undersigned and not in any other capacity, as of the date first set forth above.

COMPANY

PG&E CORPORATION

By:	/s/ Janet C. Loduca
	Name:	Janet C. Loduca
	Title:	Senior Vice President, General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

By:	/s/ Janet C. Loduca
	Name:	Janet C. Loduca
	Title:	Senior Vice President, General Counsel

[Signature Page for Restructuring Support Agreement]

CONSENTING NOTEHOLDER

AP KENT CREDIT MASTER FUND, L.P.
By: AP Kent Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO ACCORD MASTER FUND III, L.P.
By: Apollo Accord Management III, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO A-N CREDIT FUND (DELAWARE), L.P. OVERFLOW 2
By: Apollo A-N Credit Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

[Signature Page to Restructuring Support Agreement]

APOLLO A-N CREDIT FUND (DELAWARE), L.P.
By: Apollo A-N Credit Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO ATLAS MASTER FUND, LLC
By: Apollo Atlas Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO CENTRE STREET PARTNERSHIP, L.P.
By: Apollo Centre Street Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

[Signature Page to Restructuring Support Agreement]

APOLLO CREDIT MASTER FUND LTD.
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO CREDIT STRATEGIES MASTER FUND LTD.
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO CREDIT FUNDS ICAV, an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, APOLLO HELIUS MULTI-CREDIT FUND I
By: ACF Europe Management, LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

[Signature Page to Restructuring Support Agreement]

APOLLO LINCOLN FIXED INCOME FUND, L.P.
By: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO MOULTRIE CREDIT FUND, L.P.
By: Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P.
By: Apollo Tactical Value SPN Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

[Signature Page to Restructuring Support Agreement]

APOLLO TR ENHANCED LEVERED YIELD LLC
By: Apollo Total Return Enhanced Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

APOLLO TR OPPORTUNISTIC LTD.
By: Total Return Enhanced Management LLC, its manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

and By: Total Return Management LLC, its manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

[Signature Page to Restructuring Support Agreement]

ATHORA LUX INVEST S.C.S.p in respect of its compartment, MULTI-CREDIT STRATEGY
By: Apollo Management International LLP, its portfolio manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

FRANKLIN ALTERNATIVE STRATEGIES FUND in respect of its series FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
By: Apollo Credit Management, LLC, its sub-advisor

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

FRANKLIN ALTERNATIVE STRATEGIES FUND in respect of its series FRANKLIN K2 LONG SHORT CREDIT FUND
By: Apollo Credit Management, LLC, its sub-advisor

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

[Signature Page to Restructuring Support Agreement]

FRANKLIN TEMPLETON INVESTMENT FUNDS in respect of its compartment, FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
By: Apollo SA Management, LLC, its sub-advisor

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

FRANKLIN TEMPLETON INVESTMENT FUNDS in respect of its compartment, FRANKLIN K2 LONG SHORT CREDIT FUND
By: Apollo SA Management, LLC, its sub-advisor

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

IVY APOLLO MULTI ASSET INCOME FUND
By: Apollo Credit Management, LLC, its sub-advisor

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

[Signature Page to Restructuring Support Agreement]

IVY APOLLO STRATEGIC INCOME FUND
By: Apollo Credit Management, LLC, its sub-advisor

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

K2 APOLLO LIQUID CREDIT MASTER FUND LTD.
By: Apollo Capital Management, L.P., its sub-advisor
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

Notice Address:	9 West 57th Street, 37th Floor, New York, NY 10019

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON-ASP FUND, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON BALANCED MASTER FUND, LTD.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON DISTRESSED OPPORTUNITY MASTER FUND II, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON DISTRESSED OPPORTUNITY MASTER FUND III, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON DISTRESSED TX (A) LLC

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	THE CANYON VALUE REALIZATION MASTER FUND, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON BLUE CREDIT INVESTMENT FUND L.P.

By:	Canyon Capital Advisors LLC, its co-Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:	Canyon Partners Real Estate LLC, its co-Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON-EDOF (MASTER) L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON-GRF MASTER FUND II, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON NZ-DOF INVESTING, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	EP CANYON LTD.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON VALUE REALIZATION MAC 18 LTD.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CANYON VALUE REALIZATION FUND, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Notice Address:	Attention – Legal Department 2000 Avenue of the Stars, 11th FL Los Angeles, CA 90067 Email: legal@canyonpartners.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

* Please note that this signature pages binds only the following fund managed by Capital Research and Management Company and not any other fund or account managed by Capital Research and Management Company or its affiliates unless and until such other fund or account executes and deliver a signature page thereto:

Party:
AMERICAN BALANCED FUND
AMERICAN FUNDS CORPORATE BOND FUND
AMERICAN FUNDS GLOBAL BALANCED FUND
AMERICAN FUNDS MULTI-SECTOR INCOME FUND
AMERICAN FUNDS STRATEGIC BOND FUND
AMERICAN FUNDS INSURANCE SERIES – ASSET ALLOCATION FUND
AMERICAN FUNDS INSURANCE SERIES – BOND FUND
AMERICAN FUNDS INSURANCE SERIES – CAPITAL INCOME BUILDER
AMERICAN FUNDS INSURANCE SERIES – GLOBAL BALANCED FUND
AMERICAN FUNDS INSURANCE SERIES – GLOBAL BOND FUND
AMERICAN FUNDS INSURANCE SERIES – HIGH-INCOME BOND FUND
AMERICAN HIGH-INCOME TRUST
THE BOND FUND OF AMERICA
CAPITAL GROUP CAPITAL INCOME BUILDER (CANADA)
CAPITAL GROUP CAPITAL INCOME BUILDER (LUX)
CAPITAL GROUP GLOBAL ALLOCATION FUND (LUX)
CAPITAL GROUP GLOBAL BALANCED FUND (CANADA)
CAPITAL GROUP WORLD BOND FUND (CANADA)
CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS – CAPITAL GROUP CORE BOND FUND
CAPITAL INCOME BUILDER
CAPITAL WORLD BOND FUND
THE INCOME FUND OF AMERICA
INTERMEDIATE BOND FUND OF AMERICA

Capital Research and Management Company, for and on behalf of the above Consenting Noteholders

By:	/s/ Kristine M. Nishiyama
Name:	Kristine M. Nishiyama

Notice Address:	c/o Capital Research and Management Company,
333 South Hope Street, 55th floor
Los Angeles, CA 90017
Attention: Casey Solomon and Kristine Nishiyama
E-mail: kkc@capgroup.com / cazs@capgroup.com / knn@capgroup.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Citadel Advisors LLC, on behalf of certain funds it manages

By:	/s/ Noah Goldberg
Name:	Noah Goldberg, Authorized Signatory

Address	Citadel, 601 Lexington Avenue, New York, New York, 10022, Attention: Legal
Contact:	noah.goldberg@citadel.com; david.bernfeld@citadel.com; jeff.psaki@citadel.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Davidson Kempner Capital Management LP, on behalf of certain of its affiliated investment funds

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz

Notice Address:	520 Madison Avenue, 30th Floor New York, NY 10022 Attention: Kunal Shah, Louis Littman Email: kshah@dkp.com, llittman@dkp.com, ttroyer@dkp.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Elliott Management Corporation

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

Notice Address:

Elliott Management Corporation
40 West 57th Street
New York, New York  10019
Attn:  Jeff Rosenbaum, Lee Grinberg, and Elliot Greenberg
Email:  JRosenbaum@elliottmgmt.com LGrinberg@elliottmgmt.com EGreenberg@elliottmgmt.com

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Address/Telephone:

Farallon Capital Management, L.L.C.
One Maritime Plaza, Suite 2100
San Francisco, California 94111
Attention: Raj Patel/Michael Linn
Telephone: (415) 421-2132
Facsimile: (415) 421-2133

FARALLON CAPITAL PARTNERS, L.P.
FARALLON CAPITAL INSTITUTIONAL
PARTNERS, L.P.
FARALLON CAPITAL INSTITUTIONAL
PARTNERS II, L.P.
FARALLON CAPITAL OFFSHORE
INVESTORS II, L.P.
FARALLON CAPITAL (AM) INVESTORS, L.P.
FARALLON CAPITAL INSTITUTIONAL
PARTNERS III, L.P.

	By:	Farallon Partners, L.L.C., their General Partner

	By:	/s/ Michael G. Linn
Michael G. Linn
Managing Member

Address/Telephone:	FOUR CROSSINGS INSTITUTIONAL PARTNERS V, L.P.
Farallon Capital Management, L.L.C.
One Maritime Plaza, Suite 2100	By:	Farallon Institutional (GP) V, L.L.C.,
San Francisco, California 94111		its General Partner
Attention: Raj Patel/Michael Linn
Telephone: (415) 421-2132
Facsimile: (415) 421-2133	By:	/s/ Michael G. Linn
Michael G. Linn
Managing Member

Address/Telephone:	FARALLON CAPITAL F5 MASTER I, L.P.

Farallon Capital Management, L.L.C.
One Maritime Plaza, Suite 2100	By:	Farallon F5 (GP), L.L.C.,
San Francisco, California 94111		its General Partner
Attention: Raj Patel/Michael Linn
Telephone: (415) 421-2132
Facsimile: (415) 421-2133	By:	/s/ Michael G. Linn
Michael G. Linn
Managing Member

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Oaktree Capital Management, L.P. solely on behalf of certain of its funds and accounts that hold Utility Senior Note Claims.

By:	/s/ David Brown
Name:	David Brown
Title:	Managing Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

Notice Address:	333 South Grand Avenue, 28th Floor Los Angeles, CA 90071

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	CONSENTING HOLDERS FOR WHICH PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ACTS AS INVESTMENT ADVISER OR MANAGER[1]

By:	Pacific Investment Management Company LLC, as investment adviser or manager

By:	/s/ T. Christian Stracke
Name:	T. Christian Stracke
Title:	Managing Director

Notice Information:

c/o Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660
Attention: Legal Counsel
Telephone: (949) 720-6000
Facsimile: (949) 720-1376
Email: ControlGroup-NB@pimco.com

[1] The obligations arising out of this instrument are several and not joint with respect to each participating Consenting Noteholder for which Pacific Investment Management Company LLC acts as investment adviser or manager, in accordance with its proportionate interest in the Claims held by all Consenting Noteholders, and the parties agree not to proceed against any Consenting Noteholder for the obligations of another. To the extent a Consenting Noteholder is a registered investment company ("Trust") or a series thereof, a copy of the Declaration of Trust of such Trust is on file with the Secretary of State of The Commonwealth of Massachusetts or Secretary of State of the State of Delaware. The obligations of or arising out of this instrument are not binding upon any of such Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest in the Claims held by all Consenting Noteholders. If this instrument is executed by or on behalf of a Trust on behalf of one or more series of the Trust, the assets and liabilities of each series of the Trust are separate and distinct and the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf this instrument is executed. If this agreement is being executed on behalf of more than one series of a Trust, the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest in the Claims held by all Consenting Noteholders, and the parties agree not to proceed against any series for the obligations of another.

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Sculptor Master Fund, Ltd.

By:	Sculptor Capital LP, its investment manager
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

Notice Address:	Sculptor Capital LP, 39th Floor 9 W 57th Street, New York, NY 10019 Attention: Michael Barnett and Norman Greenberg

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Sculptor Enhanced Master Fund, Ltd.

By:	Sculptor Capital LP, its investment manager
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

Notice Address:	Sculptor Capital LP, 39th Floor 9 W 57th Street, New York, NY 10019 Attention: Michael Barnett and Norman Greenberg

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Sculptor Credit Opportunities Master Fund, Ltd.

By:	Sculptor Capital LP, its investment manager
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

Notice Address:	Sculptor Capital LP, 39th Floor 9 W 57th Street, New York, NY 10019 Attention: Michael Barnett and Norman Greenberg

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Sculptor GC Opportunities Master Fund, Ltd.

By:	Sculptor Capital LP, its investment manager
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

Notice Address:	Sculptor Capital LP, 39th Floor 9 W 57th Street, New York, NY 10019 Attention: Michael Barnett and Norman Greenberg

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Sculptor SC II, LP

By:	Sculptor SC GP, LP, its General Partner
By:	Sculptor SC GP, LLC, its General Partner
By:	Sculptor Capital Advisors LP, its Sole Member
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

Notice Address:	Sculptor Capital LP, 39th Floor 9 W 57th Street, New York, NY 10019 Attention: Michael Barnett and Norman Greenberg

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	Third Point LLC (Investment Manager)

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Notice Address:	55 Hudson Yards, 49th Floor New York NY 10001 Attn: Operations

[Signature Page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Party:	VÄRDE PARTNERS, INC., on behalf of certain affiliated private funds and investment vehicles

By:	/s/ Scott Hartman
Name:	Scott Hartman
Title:	Principal

Notice Address:	Värde Partners, Inc. Attn: Scott Hartman 901 Marquette Avenue South Suite 3300 Minneapolis, MN 55402
Email:	legalnotices@varde.com; shartman@varde.com; dma@varde.com

[Signature Page to Restructuring Support Agreement]

SHAREHOLDER PROPONENT

Party:	Abrams Capital Management, L.P. on behalf of certain funds and accounts it manages or advises

By:	Abrams Capital Management LLC, its general partner

By:	/s/ David Abrams
Name:	David Abrams
Title:	Manager

[Signature Page to Restructuring Support Agreement]

SHAREHOLDER PROPONENT

Party:	Knighthead Capital Management, LLC on behalf of certain funds and accounts it manages or advises

By:	/s/ Thomas A. Wagner
Name:	Thomas A. Wagner
Title:	Manager Member

[Signature Page to Restructuring Support Agreement]

EXHIBIT A

PG&E Corporation and Pacific Gas and Electric Company

Summary of Terms Relevant to Treatment of Utility Senior Note Claims
January 22, 2020

The following are the terms regarding the treatment of senior unsecured notes asserted against Pacific Gas and Electric Company (the “Utility” and collectively with PG&E Corporation “HoldCo”, the “Debtors”), to be incorporated into the joint plan of reorganization filed by the Debtors and the Shareholder Proponents on December 12, 2019 in the Debtors’ reorganization cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”) pursuant to a Restructuring Support Agreement (the “RSA”) among the Debtors, the Consenting Noteholders, and the Shareholder Proponents (each a “Party” and collectively, the “Parties”).

This term sheet does not constitute (nor shall it be construed as) an offer with respect to any securities or a solicitation of acceptances or rejections for any plan of reorganization, it being understood that any such offer or solicitation shall be made only in compliance with section 1145 of the Bankruptcy Code and other applicable rules and laws.

All statements and information contained herein (1) are settlement communications, (2) are made without prejudice to any party’s legal position, (3) are subject to Federal Rule of Evidence 408, the mediation privileges, and any applicable bankruptcy or state law covering the same subject matter, (4) shall not constitute an admission of liability by any person or entity, and (5) are not discoverable or admissible for any purpose in any legal or administrative proceeding whatsoever.

* * *

1

Article I - Definitions
“General Unsecured Claim” means any Claim, other than a DIP Facility Claim, Administrative Expense Claim, Professional Fee Claim, Priority Tax Claim, Other Secured Claim, Priority Non-Tax Claim, Funded Debt Claim, Workers’ Compensation Claim, 2001 Utility Exchange Claim, Fire Claim, Intercompany Claim, Utility Senior Note Claim, or Subordinated Debt Claim, that is not entitled to priority under the Bankruptcy Code or any Final Order. General Unsecured Claims shall include any (i) Prepetition Executed Settlement Claim and (ii) Claim for damages resulting from or otherwise based on the Debtors’ rejection of an executory contract or unexpired lease.

“New Utility Funded Debt Exchange Notes” means, collectively, (i) $1,999 million in new senior secured notes issued by the Utility on the Effective Date that shall bear interest at the rate of 3.15%, mature on the 66 month anniversary of the Effective Date, and otherwise have the same terms and conditions of the Reference Short-Term Senior Note Documents; and (ii) $1,999 million in new senior secured notes issued by the Utility on the Effective Date that shall bear interest at the rate of 4.50%, mature on the anniversary of the Effective Date in 2040, and otherwise have the same terms and conditions of the Reference Long-Term Senior Note Documents.

“New Utility Long-Term Notes” means, collectively, (i) $3.1 billion in new senior secured notes issued by the Utility on the Effective Date that shall bear interest at the rate of 4.55%, mature on the anniversary of the Effective Date in 2030, and otherwise have the same terms and conditions of the Reference Long-Term Senior Note Documents; and (ii) $3.1 billion in new senior secured notes issued by the Utility on the Effective Date that shall bear interest at the rate of 4.95%, mature on the anniversary of the Effective Date in 2050, and otherwise have the same terms and conditions of the Reference Long-Term Senior Note Documents.

“New Utility Short-Term Notes” means, collectively, (i) $875 million in new senior secured notes issued by the Utility on the Effective Date that shall bear interest at the rate of 3.45%, mature on the anniversary of the Effective Date in 2025, and otherwise have the same terms and conditions as the Reference Short-term Senior Note Documents; and (ii) $875 million in new senior secured notes issued by the Utility on the Effective Date that shall bear interest at the rate of 3.75%, mature on the anniversary of the Effective Date in 2028 and otherwise have substantially similar

2

terms and conditions as the Reference Short-Term Senior Notes Documents.

“Reference Long-Term Senior Note Documents” means the indenture governing the 3.95% Senior Notes due December 1, 2047, including all agreements, notes, instruments, and any other documents delivered pursuant thereto or in connection therewith (in each case, as amended, supplemented, restated, or otherwise modified from time to time solely with respect to the 3.95% Senior Notes due December 1, 2047).

“Reference Short-Term Senior Note Documents” means the indenture governing the 6.05% Senior Notes due March 1, 2034, including all agreements, notes, instruments, and any other documents delivered pursuant thereto or in connection therewith (in each case, as amended, supplemented, restated, or otherwise modified from time to time solely with respect to the 6.05% Senior Notes due March 1, 2034).

“Utility Funded Debt Claim Interest and Charges Amount” means the sum of (i) interest on the applicable Utility Funded Debt Claim Principal Amount that was accrued and unpaid prior to the Petition Date calculated using the applicable non-default contract rate, (ii) reasonable fees and charges and other obligations owed as of the Petition Date to the extent provided in the applicable Utility Funded Debt Document, (iii) reasonable attorneys’ fees and expenses of counsel to the agents and certain lenders under the Utility Revolver Documents and Utility Term Loan Documents and certain holders of claims under PC Bond LOC Documents solely to the extent provided in the applicable Utility Funded Debt Document, not to exceed $7 million in the aggregate; and (iv) interest calculated using the Federal Judgment Rate on the sum of the applicable Utility Funded Debt Claim Principal Amount plus the amounts in clauses (i) and (ii) for the period commencing on the day after the Petition Date (or with respect to a Utility Funded Debt Claim based upon a PC Bond LOC Document, the later of the day after the Petition Date and the date on which such reimbursement obligation was actually paid) and ending on the Effective Date.

“Utility Funded Debt Claim Principal Amount” means the portion of an Utility Funded Debt Claim consisting of principal outstanding as of the Petition Date, or, with respect to claims under a PC Bond LOC Document, the reimbursement obligation, actually paid under such PC Bond LOC Document.

“Utility Funded Debt Documents” means, collectively, the (i) Utility Revolver Documents, (ii) Utility Term Loan Documents, and (iii) PC Bond Documents.

“Utility Impaired Senior Note Claims” means any Claim arising under, or related to, the Utility Impaired Senior Note Documents.

“Utility Impaired Senior Note Claim Interest Amount” means the sum of (i) interest on the applicable Utility Impaired Senior Note Claim Principal Amount that was accrued and unpaid prior to the Petition Date calculated using the applicable non-default contract rate plus (ii) interest calculated using the Federal Judgment Rate on the sum of the applicable principal of an Utility Impaired Senior Note Claim plus the amount in clause (i) for the

3

period commencing on the day after the Petition Date and ending on the Effective Date.

“Utility Impaired Senior Note Claim Principal Amount” means the portion of an Utility Impaired Senior Note Claim consisting of principal outstanding as of the Petition Date.

“Utility Impaired Senior Note Documents” means, collectively, the senior note indentures, between the Utility, as issuer, and the Utility Senior Notes Trustee, governing the 6.05% Senior Notes due March 1, 2034, the 5.8% Senior Notes due March 1, 2037, the 6.35% Senior Notes due February 15, 2038, the 6.25% Senior Notes due March 1, 2039, the 5.4% Senior Notes due January 15, 2040, and the 5.125% Senior Notes due November 15, 2043, including all agreements, notes, instruments, and any other documents delivered pursuant thereto or in connection therewith (in each case, as amended, supplemented, restated, or otherwise modified from time to time).

“Utility Reinstated Senior Note Claims” means any Claim arising under, or related to, the Utility Reinstated Senior Note Documents.

“Utility Reinstated Senior Note Documents” means, collectively, the senior note indentures, between the Utility, as issuer, and the Utility Senior Notes Trustee, governing all bonds issued by the Utility that will not have matured in accordance with their terms as of September 30, 2020 and are not Utility Impaired Senior Note Claims or Utility Short-Term Senior Note Claims, including all agreements, notes, instruments, and any other documents delivered pursuant thereto or in connection therewith (in each case, as amended, supplemented, restated, or otherwise modified from time to time).

“Utility Senior Note Claim” means, collectively, Utility Impaired Senior Note Claims, Utility Reinstated Senior Note Claims, and Utility Short-Term Senior Note Claims.

“Utility Short-Term Senior Note Claims” means the sum of the (i) allowed principal amount outstanding as of the Petition Date plus (ii) accrued and unpaid interest calculated using the applicable non-default contract rate prior to the Petition Date plus (iii) interest calculated using the Federal Judgment Rate on the sum of the amount in clause (i) plus the amount in clause (ii) for the period commencing on the day after the Petition Date and

4

ending on the Effective Date in respect of the Utility Short-Term Senior Note Documents.

“Utility Short-Term Senior Note Documents” means, collectively, the senior note indentures, between the Utility, as issuer, and the Utility Senior Notes Trustee, governing the 3.5% Senior Notes due October 1, 2020, the 4.25% Senior Notes due May 15, 2021, the 3.25% Senior Notes due September 15, 2021, and the 2.45% Senior Notes due August 15, 2022, including all agreements, notes, instruments, and any other documents delivered pursuant thereto or in connection therewith (in each case, as amended, supplemented, restated, or otherwise modified from time to time).

“Utility Short-Term Senior Note Claim Interest Amount” means the sum of (i) interest on the applicable Utility Short-Term Senior Note Claim Principal Amount that was accrued and unpaid prior to the Petition Date calculated using the applicable non-default contract rate plus (ii) interest calculated using the Federal Judgment Rate on the sum of the applicable principal of an Utility Short-Term Senior Note Claim plus the amount in clause (i) for the period commencing on the day after the Petition Date and ending on the Effective Date.

“Utility Short-Term Senior Note Claim Principal Amount” means the portion of an Utility Short-Term Senior Note Claim consisting of principal outstanding as of the Petition Date.

Article III – Classification of Claims and Interests
Class 3B-I – Utility Impaired Senior Note Claims

(a)          Treatment:  On the Effective Date, holders of Utility Impaired Senior Note Claims shall receive Cash equal to their Utility Impaired Senior Note Claim Interest Amount and equal amounts of each issue of the New Utility Long-Term Notes that in in the aggregate equal such holder’s Utility Impaired Senior Note Claim Principal Amount.

(b)          Impairment and Voting:  The Utility Impaired Senior Note Claims are Impaired, and holders of Utility Impaired Senior Note Claims are entitled to vote to accept or reject the Plan.

5

Class 3B-II – Utility Reinstated Senior Note Claims

(a)          Treatment:  On the Effective Date, each holder of a Utility Reinstated Senior Note Claim shall have such holder’s Utility Reinstated Senior Note Claim Reinstated.[1]

(b)          Impairment and Voting:  The Utility Reinstated Senior Note Claims are Unimpaired, and holders of Utility Reinstated Senior Note Claims are presumed to have accepted the Plan.

Class 3B-III – Utility Short-Term Senior Note Claims

(a)          Treatment:  On the Effective Date, holders of Utility Short-Term Senior Note Claims shall receive Cash equal to their Utility Short-Term Senior Note Claim Interest Amount and equal amounts of each issue of New Utility Short-Term Notes in an aggregate amount equal to such holder’s Utility Short-Term Senior Note Claim Principal Amount.

(b)          Impairment and Voting:  The Utility Short-Term Senior Note Claims are Impaired, and holders of Utility Short-Term Senior Note Claims are entitled to vote to accept or reject the Plan.

Class 3B-IV – Utility Funded Debt Claims

(a)          Treatment:  On the Effective Date, holders of Utility Funded Debt Claims shall receive Cash equal to their Utility Funded Debt Claim Interest and Charges Amount and equal amounts of each issue of the New Utility Funded Debt Exchange Notes that in the aggregate equal such holder’s Utility Funded Debt Claim Principal Amount.  On the Effective Date, any Utility Letters of Credit outstanding shall be replaced, returned to the issuing Utility Revolver Lender, or collateralized with Cash or new letters of credit in accordance with the terms of the applicable Utility Letter of Credit and the Utility Revolver Documents.

(b)          Impairment and Voting:  The Utility Funded Debt Claims are Impaired, and holders of Utility Funded Debt Claims are entitled to vote to accept or reject the Plan.

Additional Plan Modifications	Other definitions or terms of the Plan may be further modified to reflect that Utility Impaired Senior Note Claims, Utility Reinstated

[1]
All obligations related to Utility Reinstated Senior Notes Documents shall be secured on the Effective Date pursuant to the equal and ratable clauses in the applicable indentures to the same extent and against the same collateral as granted to new indebtedness issued by the Utility pursuant to the Plan.

6

Senior Note Claims, and Utility Short-Term Senior Note Claims will no longer be included in the definition of Utility Funded Debt Claims.
Ranking
The New Utility Funded Debt Exchange Notes, the New Utility Long-Term Notes, the New Utility Short-Term Notes, and the obligations under the Utility Reinstated Senior Notes Documents shall rank pari passu with any other note or bond indebtedness issued by the Utility in connection with the Effective Date and shall be subject to customary anti-layering covenants to be mutually agreed upon.

7

EXHIBIT B

FORM OF JOINDER AGREEMENT

This Joinder Agreement to the Agreement, dated as of [_______], 2020 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), between PG&E Corporation (“PG&E Corp.”) and Pacific Gas and Electric Company (the “Utility”), as debtors and debtors in possession (collectively, the “Company” or the “Debtors”), the Consenting Noteholders, and the Shareholder Proponents, is executed and delivered by ___________________________ (the “Joining Party”) as of ______________, 2020.  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1.          Agreement to Be Bound.  The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated, or otherwise modified from time to time in accordance with the provisions hereof).  The Joining Party shall hereafter be deemed to be a “Consenting Noteholder,” and “Party” for all purposes under the Agreement and with respect to any and all Claims held by such Joining Party.

2.          Representations and Warranties.  With respect to the aggregate principal amount of the Claims set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties of a Consenting Noteholder, as applicable, as set forth in Section 8 of the Agreement to each other Party to the Agreement.

3.          Governing Law.  This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of law provisions which would require the application of the law of any other jurisdiction.

[Signature page follows.]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[	]

By:
Name:
Title:

Notice Address:

Fax:
Attention:
Email:

Acknowledged:

COMPANY

By:
Name:
Title: